UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 25, 2022

NEXPOINT REAL ESTATE FINANCE, INC.

(Exact Name Of Registrant As Specified In Charter)

Maryland	001-39210	84-2178264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700

Dallas, Texas 75201

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 276-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NREF	New York Stock Exchange
8.50% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	NREF-PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 25, 2022, NexPoint Real Estate Finance, Inc., a Maryland corporation (the “Company”) completed its offering of $35 million aggregate principal amount of additional 5.75% Senior Notes due 2026 (the “Additional Notes”). The Additional Notes were offered as an additional issue of the Company’s existing $135 million aggregate principal amount of 5.75% Senior Notes due 2026 (the “Existing Notes”). The Additional Notes were issued under the same Indenture as the Existing Notes, dated April 13, 2021 (the “Base Indenture”), between the Company and UMB Bank, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated April 20, 2021, between the Company and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Additional Notes are treated as a single class of debt securities with the Existing Notes and will have the same terms, other than the issue date and offering price.

The Base Indenture is filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 13, 2021 and is incorporated herein by reference. Disclosure regarding the terms of the Existing Notes is included in, and the Supplemental Indenture is filed as Exhibit 4.1 to, the Company’s Current Report on Form 8-K filed with the SEC on April 20, 2021, and are incorporated herein by reference. The above description of the material terms of the Indenture is not complete and is qualified in its entirety by reference to the Base Indenture and the Supplemental Indenture.

Item 8.01.	Other Events.

On January 25, 2022, the Company issued a press release announcing the closing of the Additional Notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Exhibit Description

5.1	Opinion of Ballard Spahr LLP

5.2	Opinion of Winston & Strawn LLP

8.1	Opinion of Winston & Strawn LLP

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)

23.2	Consent of Winston & Strawn LLP (included in Exhibit 5.2)

23.3	Consent of Winston & Strawn LLP (included in Exhibit 8.1)

99.1	Press Release of the Company, dated January 25, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEXPOINT REAL ESTATE FINANCE, INC.

Date: January 25, 2022	By:	/s/ Brian Mitts
	Name:	Brian Mitts
	Title:	Chief Financial Officer, Executive VP-Finance, Secretary and Treasurer